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                          MET INVESTORS SERIES TRUST

                      PIONEER STRATEGIC INCOME PORTFOLIO

                        SUPPLEMENT DATED JUNE 19, 2007
                                      TO
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2007

This Supplement is made as of June 19, 2007 to the Statement of Additional Information ("SAI") of Met Investors Series Trust dated April 30, 2007.

Effective on June 19, 2007, the following replaces in its entirety the information appearing under the heading "INVESTMENT OBJECTIVES AND POLICIES--Event-Linked Bonds" in the SAI:

    Event-Linked Bonds. (BlackRock High Yield, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Date: June 19, 2007